Loans and Leases	12 Months Ended
Dec. 31, 2012
Loans and Leases

5. Loans and Leases

The following table is a summary of the loan and lease portfolio, excluding purchased non-covered loans and covered loans, by principal category.

	December 31,
	2012		2011
	(Dollars in thousands)
Real estate:
Residential 1-4 family	$272,052	12.9%	$260,402	13.9%
Non-farm/non-residential	807,906	38.1	708,766	37.7
Construction/land development	578,776	27.4	478,106	25.4
Agricultural	50,619	2.4	71,158	3.8
Multifamily residential	141,243	6.7	142,131	7.6

Total real estate	1,850,596	87.5	1,660,563	88.4
Commercial and industrial	159,804	7.6	120,048	6.4
Consumer	29,781	1.4	36,161	1.9
Direct financing leases	68,022	3.2	54,745	2.9
Other	7,631	0.3	8,966	0.4

Total loans and leases	$2,115,834	100.0%	$1,880,483	100.0%

The above table includes deferred costs, net of deferred fees, that totaled $1.7 million and $0.6 million at December 31, 2012 and 2011, respectively. Direct financing leases are presented net of unearned income totaling $8.4 million and $7.4 million at December 31, 2012 and 2011, respectively.

Loans and leases on which the accrual of interest has been discontinued aggregated $9.1 million and $12.5 million at December 31, 2012 and 2011, respectively. Interest income collected and recognized during 2012, 2011 and 2010 for nonaccrual loans and leases at December 31, 2012, 2011 and 2010 was $0.2 million, $0.4 million and $0.1 million, respectively. Under the original terms, these loans and leases would have reported $0.7 million, $1.2 million and $1.1 million of interest income during 2012, 2011 and 2010, respectively.

The following table is a summary of the purchased non-covered loan portfolio, by principal category.

	December 31,
	2012		2011
	(Dollars in thousands)
Real estate	$29,283	70.5%	$71	1.5%
Commercial and industrial	5,333	12.8	631	13.1
Consumer	4,168	10.0	4,001	83.4
Other	2,750	6.7	96	2.0

Total	$41,534	100.0%	$4,799	100.0%